SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                            The Rodney Square Fund
                       The Rodney Square Tax-Exempt Fund
                 The Rodney Square Strategic Fixed-Income Fund
                    The Rodney Square Strategic Equity Fund
                    --------------------------------------------------
                    (Name of Registrant as Specified In Its Charter)

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


                       Supplement dated October 7, 1999 to

                             The Rodney Square Fund
                        The Rodney Square Tax-Exempt Fund
                  The Rodney Square Strategic Fixed-Income Fund
                     The Rodney Square Strategic Equity Fund
                    Proxy Statement dated September 20, 1999

The following information replaces and supersedes the disclosure concerning "Principal Shareholders" on pages 23 and 24 of the Proxy Statement:

"National Financial Services Corp. (record owner)      147,252,564.94      8.15%
P.O. Box 3752
New York, NY 10008

                                            TOTAL    1,778,642,665.03

RODNEY SQUARE TAX-EXEMPT FUND

Lack & Lindsay                                         395,742,103.43     88.50%
Rodney Square North
Wilmington, DE  19890

Rodney Square Management Corporation                    40,500,559.02      9.06%
1100 N. Market St.
Wilmington, DE  19890

                                            TOTAL      436,242,662.45

INTERMEDIATE BOND PORTFOLIO

Wilmington Trust Company, Trustee                        2,007,799.82     22.51%
For Wilmington Trust Company Pension Trust
P.O. Box 8882
Wilmington, DE  19899

Wilmington Trust Company, Trustee                        1,540,364.96     17.27%
For Paul Mellon Pension Plan
P.O. Box 8882
Wilmington, DE  19899

Wilmington Trust Company, Trustee                          536,934.34      6.02%
For Milford Memorial Hospital
P.O. Box 8882
Wilmington, DE  19899

Wilmington Trust Company, Trustee                          469,637.69      5.27%
For Wilmington Trust Company 401(k) Thrift Savings Plan
P.O. Box 8882
Wilmington, DE 19899

                                            TOTAL        4,554,736.81

MUNICIPAL BOND PORTFOLIO

National Financial Service Corp.       (record owner)      264,424.76     20.09%
P.O. Box 3908
New York, NY  10008

Rodney Square Management Corp.                             515,430.80     39.15%
1100 N. Market St.
Wilmington, DE  19890

Wilmington Brokerage Services Company                      206,173.57     15.66%
P.O. Box 8988
Wilmington, DE 19899

                                            TOTAL          986,029.13

SMALL CAP EQUITY PORTFOLIO

Wilmington Trust Company, Trustee                        1,322,250.65     16.88%
For Wilmington Trust Company Pension Trust
P.O. Box 8882
Wilmington, DE  19899

Wilmington Trust Company, Trustee                        1,489,800.16     19.02%
For Wilmington Trust Company 401(k)Thrift Savings Plan
P.O. Box 8882
Wilmington, DE 19899

                                            TOTAL        2,812,050.81

INTERNATIONAL EQUITY PORTFOLIO

Wilmington Trust Company, Trustee                        1,730,776.27     25.32%
For Wilmington Trust Company Pension Trust
P.O. Box 8882
Wilmington, DE  19899

Wilmington Trust Company                                   374,399.17      5.48%
For U. of Virginia
P.O. Box 8882
Wilmington, DE  19899

Wilmington Trust Company, Trustee                          724,228.98     10.60%
For Wilmington Trust Company 401(k)Thrift Savings Plan
P.O. Box 8882
Wilmington, DE 19899

                                            TOTAL        2,829,404.42

As of the Record Date, the Trustees and officers of the RS Funds owned, in the aggregate, less than 1% of each RS Portfolio's outstanding shares."